                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-60132 and 333-10041) of Catalyst Semiconductor, Inc. of our report dated June 24, 1999 appearing on page F-3 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP


San Jose, California
August 2, 1999